                          VAN KAMPEN AMERICAN CAPITAL


                                 EXCHANGE FUND


                              SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                            [ARTWORK APPEARS HERE]

                                  VAN KAMPEN
                                     FUNDS

           Table of Contents

Letter to Partners ...................  1
Performance Results ..................  3
Portfolio of Investments .............  4
Statement of Assets and Liabilities ..  6
Statement of Operations ..............  7
Statement of Changes in Net Assets ...  8
Financial Highlights .................  9
Notes to Financial Statements ........ 10


EXCH SAR 8/98

                               Letter to Partners


July 16, 1998

Dear Shareholder,

         [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL APPEAR HERE]

                     Dennis J. McDonnell and Don G. Powell

  As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc. You can be assured that the change will not affect your fund's management or daily operations. You will receive a proxy statement and a voting card in the fall. The proxy is designed to provide you with information about the name change to your fund and to request your participation in the proxy process.

Economic Review

  The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.

  Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.

  While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

Market Review

  U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained 14.68 percent during the first six months of 1998. Once again, most of the strength was concentrated in large-capitalization companies, as the S&P 500 Index of large stocks returned 17.67 percent during the period compared to 4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.


                                                           Continued on page two

  Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks returned 28.94 percent during the first six months of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices--consequence of reduced demand from Asia-- undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

Outlook

  We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among large companies. Given the difficult year-over-year earnings comparisons that will begin to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.

  Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.

  As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,



/S/ Don G. Powell                          /S/ Dennis J. McDonnell
Don G. Powell                              Dennis J. McDonnell
Chairman                                   President
Van Kampen Asset Management Inc.           Van Kampen Asset Management Inc.

            Performance Results for the Period Ended June 30, 1998

                   Van Kampen American Capital Exchange Fund


Total Returns

Six-month total return/1/............................................     12.16%
One-year total return/1/.............................................     16.72%
Five-year average annual total return/1/.............................     21.40%
Ten-year average annual total return/1/..............................     17.49%
Life-of-Fund average annual total return/1/..........................     14.79%
Commencement Date....................................................   12/16/76

/1/ Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all units of partnership interest at the end of the period, all at NAV.

    See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Units of partnership interest, when redeemed, may be worth more or less than their original cost.

    Market forecasts provided in this report may not necessarily come to pass.



                           Portfolio of Investments

                           June 30, 1998 (Unaudited)
================================================================================

Description                                              Shares     Market Value
--------------------------------------------------------------------------------
Common Stocks  95.6%
Consumer Distribution  2.2%
IKON Office Solutions, Inc..........................     86,993       $1,266,836
Unisource Worldwide, Inc............................     43,496          470,300
                                                                      ----------
                                                                       1,737,136
                                                                      ----------
Consumer Durables  0.9%
Dana Corp...........................................     13,677          731,720
                                                                      ----------
Consumer Non-Durables  5.0%
International Flavors & Fragrances, Inc.............     49,712        2,159,365
McCormick & Co., Inc................................     48,259        1,723,751
                                                                      ----------
                                                                       3,883,116
                                                                      ----------
Consumer Services  0.3%
Luby's Cafeterias, Inc..............................     13,367          234,758
                                                                      ----------
Energy  12.3%
Amerada Hess Corp...................................     21,200        1,151,425
Amoco Corp..........................................     25,600        1,065,600
Apache Corp.........................................     11,406          359,289
Baker Hughes, Inc...................................     25,634          885,975
Dresser Industries, Inc.............................     30,320        1,335,975
Kerr-McGee Corp.....................................     10,900          630,838
Mobil Corp..........................................     40,262        3,085,076
Schlumberger, Ltd...................................     16,080        1,098,465
                                                                      ----------
                                                                       9,612,643
                                                                      ----------
Finance  4.1%
American International Group, Inc...................     14,823        2,164,158
Household International, Inc........................     21,372        1,063,257
                                                                      ----------
                                                                       3,227,415
                                                                      ----------
Healthcare  36.8%
Allegiance Corp.....................................      1,000           51,250
American Home Products Corp.........................     56,000        2,898,000
Baxter International, Inc...........................      5,000          269,062
Johnson & Johnson, Inc..............................     54,432        4,014,360
Merck & Co., Inc....................................     25,188        3,368,895

                                       4
                                               See Notes to Financial Statements


                            Portfolio of Investments (Continued)

                                 June 30, 1998 (Unaudited)
============================================================================================

Description                                                         Shares      Market Value
--------------------------------------------------------------------------------------------
Healthcare  (Continued)
Schering-Plough Corp............................................    102,608      $ 9,401,458
Warner-Lambert Co., Common Rights Callable Through 07/08/98.....    127,290        8,830,744
                                                                                 -----------
                                                                                  28,833,769
                                                                                 -----------
Producer Manufacturing  1.5%
AlliedSignal, Inc...............................................     12,528          555,930
Fluor Corp......................................................     12,831          654,381
                                                                                 -----------
                                                                                   1,210,311
                                                                                 -----------
Raw Materials/Processing Industries  10.0%
Air Products & Chemicals, Inc...................................    109,090        4,363,600
Alcan Aluminum, Ltd.............................................     10,774          297,632
Georgia Pacific - Timber Group..................................     18,688          430,992
Georgia Pacific Group...........................................     18,688        1,101,424
Louisiana-Pacific Corp..........................................     25,970          473,952
Lubrizol Corp...................................................     37,620        1,138,005
                                                                                 -----------
                                                                                   7,805,605
                                                                                 -----------
Technology  22.5%
General Signal Corp.............................................     20,000          720,000
Intel Corp......................................................    216,726       16,064,815
International Business Machines Corp............................      7,508          862,012
                                                                                 -----------
                                                                                  17,646,827
                                                                                 -----------
Total Long-Term Investments  95.6%
  (Cost $7,425,745).............................................                  74,923,300
Short-Term Investments  4.4%
  (Cost $3,474,396).............................................                   3,474,396
                                                                                 -----------
Total Investments  100.0%
  (Cost $10,900,141)............................................                  78,397,696
Other Assets in Excess of Liabilities  0.0%.....................                      26,224
                                                                                 -----------
Net Assets  100.0%..............................................                 $78,423,920
                                                                                 ===========

                                       5
                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities
                           June 30, 1998 (Unaudited)

==============================================================================================
Assets:
Total Investments (Cost $10,900,141)..........................................     $78,397,696
Cash..........................................................................           3,157
Dividends Receivable..........................................................          72,040
Other.........................................................................         109,606
                                                                                   -----------
     Total Assets.............................................................      78,582,499
                                                                                   -----------
Liabilities:
Payables:
  Investment Advisory Fee.....................................................          31,825
  Affiliates..................................................................           5,275
  Income Distributions........................................................           1,361
  Fund Units Repurchased......................................................           1,357
Managing General Partners' Retirement Plan....................................         109,444
Accrued Expenses..............................................................           9,317
                                                                                   -----------
     Total Liabilities........................................................         158,579
                                                                                   -----------
Net Assets....................................................................     $78,423,920
                                                                                   ===========
Net Assets Were Comprised of:
284,177 units of limited partnership interest.................................     $77,441,104
3,406 units of non-managing general partnership interest......................         928,240
200 units of managing general partnership interest............................          54,576
                                                                                   -----------
Net Assets....................................................................     $78,423,920
                                                                                   ===========
Net Asset Value Per Unit
  ($78,423,920 divided by 287,783 units of partnership interest outstanding)..     $    272.51
                                                                                   ===========


                                       6       See Notes to Financial Statements

                            Statement of Operations
              For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================


Investment Income:
Dividends......................................................     $   481,864
Interest.......................................................          96,107
                                                                    -----------
     Total Income..............................................         577,971
                                                                    -----------
Expenses:
Investment Advisory Fee........................................         191,808
Managing General Partners' Fees and Expenses...................          23,798
Accounting.....................................................          19,926
Custody........................................................           7,644
Legal..........................................................           4,613
Other..........................................................          31,619
                                                                    -----------
     Total Expenses............................................         279,408
                                                                    -----------
Net Investment Income..........................................     $   298,563
                                                                    ===========
Realized and Unrealized Gain/Loss
Net Realized Gain..............................................     $   108,320
                                                                    -----------

Unrealized Appreciation/Depreciation:
  Beginning of the Period......................................      59,358,909
  End of the Period............................................      67,497,555
                                                                    -----------
Net Unrealized Appreciation During the Period..................       8,138,646
                                                                    -----------
Net Realized and Unrealized Gain...............................     $ 8,246,966
                                                                    ===========
Net Increase in Net Assets From Operations.....................     $ 8,545,529
                                                                    ===========


                                       7       See Notes to Financial Statements

                       Statement of Changes in Net Assets

                 For the Six Months Ended June 30, 1998 and the
                    Year Ended December 31, 1997 (Unaudited)

============================================================================================
                                                       Six Months Ended           Year Ended
                                                          June 30, 1998    December 31, 1997
--------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.....................................  $   298,563          $   564,318
Net Realized Gain.........................................      108,320            5,272,722
Net Unrealized Appreciation During the Period.............    8,138,646            6,023,602
                                                            -----------          -----------
Change in Net Assets from Operations......................    8,545,529           11,860,642
Distributions from Net Investment Income..................     (184,461)            (379,623)
                                                            -----------          -----------
Net Change in Net Assets from Investment Activities.......    8,361,068           11,481,019
                                                            -----------          -----------
From Partnership Unit Transactions:
Proceeds from Units Issued Through Dividend Reinvestment..       24,874               50,220
Cost of Units Repurchased.................................     (236,015)          (3,024,080)
                                                            -----------          -----------
Net Change in Net Assets from Partnership Unit
  Transactions............................................     (211,141)          (2,973,860)
                                                            -----------          -----------
Total Increase in Net Assets..............................    8,149,927            8,507,159
Net Assets:
Beginning of the Period...................................   70,273,993           61,766,834
                                                            -----------          -----------
End of the Period
(Including accumulated undistributed net investment
  income of $2,732,215 and $2,618,113, respectively)......  $78,423,920          $70,273,993
                                                            ===========          ===========
Change in Partnership Units Outstanding:
Units Issued Through Dividend Reinvestment................           92                  210
Units Repurchased.........................................         (864)             (12,445)
                                                            -----------          -----------
  Decrease in Partnership Units Outstanding...............         (772)             (12,235)
                                                            ===========          ===========


                                       8       See Notes to Financial Statements

                              Financial Highlights

The following schedule presents financial highlights for one unit of partnership interest outstanding throughout the periods indicated. (Unaudited)

====================================================================================================================
                                                                                   Year Ended December 31 (a)
                                                         Six Months Ended    ---------------------------------------
                                                         June 30, 1998(a)      1997       1996      1995      1994
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............          $243.538    $205.349   $ 151.88   $115.36   $111.32
                                                                 --------    --------   --------   -------   -------
  Net Investment Income ...............................             1.036       1.908      1.488      1.62      1.62
  Net Realized and Unrealized Gain ....................            28.577      37.561     53.261     36.18      3.70
                                                                 --------    --------   --------   -------   -------
Total from Investment Operations ......................            29.613      39.469     54.749     37.80      5.32
Less Distributions from Net Investment Income .........              .640       1.280      1.280      1.28      1.28
                                                                 --------    --------   --------   -------   -------
Net Asset Value, End of the Period ....................          $272.511    $243.538   $205.349   $151.88   $115.36
                                                                 ========    ========   ========   =======   =======
Total Return ..........................................             12.16%*     19.23%     36.21%    32.89%     4.82%
Net Assets at End of the Period (In millions) .........          $   78.4    $   70.3   $   61.8   $  47.8   $  37.7
Ratio of Expenses to Average Net Assets ...............               .73%        .75%       .93%      .88%      .89%
Ratio of Net Investment Income to Average Net Assets ..               .78%        .80%       .87%     1.16%     1.45%
Portfolio Turnover ....................................                 0%*         0%         0%        0%        0%

*    Non-Annualized
(a)  Based on average units outstanding.


                                       9       See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

1. Significant Accounting Policies

Van Kampen American Capital Exchange Fund (the "Fund"), a California limited partnership, is a partnership, registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund seeks capital appreciation in a portfolio of common stock. The Fund commenced investment operations on December 16, 1976.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and ask price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Managing General Partners. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                           June 30, 1998 (Unaudited)
================================================================================

C. Investment Income--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securities are not amortized.

D. Federal Income Taxes--The Fund has met the qualifications to be classified as a partnership for federal income tax purposes and intends to maintain this qualification in the future. A partnership is not subject to federal income tax.

     At June 30, 1998, for federal income tax purposes the cost of long- and short-term investments is $10,900,141; the aggregate gross unrealized appreciation is $67,497,555 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $67,497,555.

E. Distribution of Income and Gains--Quarterly distributions to partners are recorded on the record date. Net investment income is allocated daily to each partner, relative to the total number of units held. Capital gains or losses will be allocated equally among units outstanding on the day recognized.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly of .50% based on the average daily net assets of the Fund.

     For the six months ended June 30, 1998, the Fund recognized expenses of approximately $19,100 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

     Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $7,500. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Managing General Partners and are based on competitive benchmarks.

     Managing general partners of the Fund who are not affiliated with the Adviser are compensated by the Fund at the annual rate of approximately $500 plus a fee of $250 per Board meeting attended.

     The Managing General Partners of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Managing General Partners not affiliated with the Adviser, the annual retirement benefit payable per year for a ten year period is based

                           June 30, 1998 (Unaudited)
================================================================================

upon the highest total annual compensation received in any of the three calendar years preceding retirement. Managing General Partners with more than five but less than ten years service at retirement will receive a prorated reduced benefit. Under the Plan, for the Managing General Partners retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.

     At June 30, 1998, the Adviser and Van Kampen Exchange Corp., as non-managing general partners of the Fund, owned 354 and 3,037 units of partnership interest, respectively.

3. Partnership Unit Transactions

     Partners of the Fund may redeem units at any time. The net asset value of units redeemed, other than redemptions under a systematic withdrawal plan, may be paid in cash or securities, at the option of the Fund, and will ordinarily be paid in whole or in part in securities. The Fund's valuation will determine the quantity of securities tendered. The Fund will select securities for tender in redemptions based on tax or investment considerations.

4. Investment Transactions

     During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $-0- and $109,207, respectively.

                   Van Kampen American Capital Exchange Fund

                      (A California Limited Partnership)
================================================================================
Managing General Partners

David C. Arch
Rod Dammeyer
Howard J Kerr
Dennis J. McDonnell*--Chairman
Steven Muller
Theodore A. Myers
Hugo F. Sonnenschein
Wayne W. Whalen*

Officers

Don G. Powell*
 Chairman and Chief Executive Officer
Dennis J. McDonnell*
 Executive Vice President
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
Peter W. Hegel*
Ronald A. Nyberg*
 Vice Presidents
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Financial Officer

Investment Adviser

Van Kampen Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Shareholder Service Agent

Van Kampen Investor
Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02105

Non-Managing General Partners

Van Kampen Exchange Corp.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Van Kampen Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Independent Accountants

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 1998 All rights reserved.

/SM/ denotes a service mark of Van Kampen Funds Inc.

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                   VAN KAMPEN
                                     FUNDS


Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181